Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orthofix Medical Inc. (“Orthofix”) on Form 10-Q for the quarterly period ended March 31, 2020, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, Jon Serbousek, Chief Executive Officer and President of Orthofix, and Doug Rice, Chief Financial Officer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.

Dated: May 8, 2020	/s/ JON SERBOUSEK
	Name:	Jon Serbousek
	Title:	President and Chief Executive Officer

Dated: May 8, 2020	/s/ DOUG RICE
	Name:	Doug Rice
	Title:	Chief Financial Officer